VISTA CALIFORNIA INTERMEDIATE TAX FREE INCOME FUND
                      VISTA NEW YORK TAX FREE INCOME FUND
                          VISTA TAX FREE INCOME FUND

                       SUPPLEMENT DATED OCTOBER 9, 1997
                  TO THE PROSPECTUS FOR CLASS A AND B SHARES
                            DATED DECEMBER 27, 1996


In the section entitled "Distribution Plans," the following paragraph is inserted immediately preceding "Shareholder Servicing Agents":

     VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. In some instances, such cash compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.